Exhibit 4.2

                                 S P E C I M E N
                                  NUMBER SHARES
                                  -------------
                        NEUROTECH DEVELOPMENT CORPORATION
                       INCORPORATED UNDER THE LAWS OF THE
                                STATE OF DELAWARE

THIS CERTIFIES THAT

Is The Owner Of

             FULLY PAID AND NON-ASSESSABLE SHARES OF $0.01 PAR VALUE
                        SERIES 1 CLASS B COMMON STOCK OF

                        NEUROTECH DEVELOPMENT CORPORATION

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

             /s/ Lawrence Artz            /s/ Bernard Artz
                 SECRETARY                    Chief Executive Officer
                           **************************
                        Neurotech Development Corporation
                                 CORPORATE SEAL
                                    Delaware
                           **************************
0600
                          COUNTERSIGNED AND REGISTERED:
                         American Stock Transfer & Trust
                                6201 15th Avenue
                               Brooklyn, NY 11219





By:________________________ Transfer Agent and Registrar Authorized Signature



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                                 S P E C I M E N


                        NEUROTECH DEVELOPMENT CORPORATION

                 TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM --as tenants in common             UNIF GIFT MIN ACT--     Custodian
TEN ENT --as tenants by the entireties                        ------------------
JT TEN  --as joint tenants with right                         (Cust)     (Minor)
          of survivorship and not as               under Uniform Gifts to Minors
          tenants in common                        Act
                                                       -----------------------
                                                               (State)




Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
------------------------------

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________ Shares
of the Class A Common Stock, represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

 Dated
 -----

                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                  FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                   WHATSOEVER.

Signature(s) Guaranteed:

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to SEC Rule l7Ad-15.



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